=========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) November 18, 1994


                       THE CHASE MANHATTAN CORPORATION

           (Exact name of registrant as specified in its charter)


      Delaware               1-5945                13-2633613

(State or other jurisdiction (Commission           (IRS Employer
     of incorporation)       File Number)          Identification No.)


     1 Chase Manhattan Plaza,                           10081
       New York, New York                            (Zip Code)
(Address of principal executive offices)


                               (212) 552-2222

            (Registrant's telephone number, including area code)


                               Not Applicable

        (Former name or former address, if changed since last report)

===========================================================================

Item 5.     Other Events

                 On November 18, 1994, The Chase Manhattan
            Corporation issued a news release announcing it had reached an agreement to purchase the securities processing businesses of the U.S. Trust Corporation. A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)    Exhibits

            Exhibit 99: News Release dated November 18, 1994.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE CHASE MANHATTAN CORPORATION
                                         (Registrant)



                                 By:  /s/ Deborah L. Duncan
                                      Deborah L. Duncan
                                      Executive Vice President
                                      and Treasurer





November 18, 1994





ACE02661

                                EXHIBIT INDEX


 Exhibit  Document


  99      News Release dated November 18, 1994.




































ACE02661